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                                                                     Exhibit 23

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-88131, 333-90971, and 333-95647) of NetScout
Systems, Inc. of our reports dated April 21, 2000, except as for Note 16, as to which the date is June 13, 2000, relating to the consolidated financial statements and financial statement schedules, which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
June 22, 2000